UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 26, 2007
Four Oaks FinCorp, Inc.
(Exact name of registrant as specified in its charter)
North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6114 U.S. 301 South - Four Oaks, NC 27524
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  919-963-2177

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 26, 2007, Four Oaks Fincorp, Inc. (OTC BB: FOFN) issued a press release announcing reported financial results for the fourth quarter ended December 31, 2006 and annual results ended fiscal year 2006. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant
to
General
Instruction
B.2 of
Current
Report
on
Form
8-K,
the
information in this Item 2.02, including the press release attached as Exhibit 99.1, is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the
Securities
Exchange Act of 1934, as amended, or otherwise subject
to the liability of that section.
Furthermore, the information in this Item 2.02, including the press release attached as Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.
(c)

Exhibits
EX-99.1	Press Release issued on January 26, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2007	By:	/s/ Ayden R. Lee, Jr.
Ayden R. Lee, Jr. President & Chief Executive Officer